MoneyGram International Reports Fourth Quarter and Full Year 2016 Financial Results

DALLAS, March 15, 2017 /PRNewswire/ -- MoneyGram (NASDAQ: MGI) today reported financial results for its fourth quarter and full year ended December 31, 2016.

Fourth Quarter Financial Results

  Total revenue was $416.2 million, an increase of 3% on a reported basis and 4% on a constant currency basis as compared to fourth quarter 2015.
    Money transfer revenue was $369.9 million, representing an increase of 3% on a reported basis and 4% on a constant currency basis as compared to fourth quarter 2015.
    Digital money transfer revenue grew 16% over the prior year, and represented 14% of total money transfer revenue.
  Net income was $7.2 million, an increase of $4.6 million as compared to fourth quarter 2015. EBITDA was $55.3 million, an increase of 20% as compared to the year-ago period. Net income and EBITDA included a deduction of $4.6 million of severance expense that was not added back to adjusted fourth quarter 2016 results.
  Operating income was $22.9 million, an increase of 68%.
  Income tax expense was $4.2 million, representing a 37% tax rate.
  Diluted earnings per share was $0.11. Adjusted diluted earnings per share was $0.20.

"The fourth quarter capped a solid year of progress, in-line with our strategic plan. We executed well in the quarter as demonstrated by accelerated digital revenue growth, improved profitability and lower debt," said Alex Holmes, MoneyGram's chief executive officer. "Our hybrid approach to money transfer continues to evolve and deliver optionality to our customers. We remain committed to our customers and to expanding financial inclusion by providing a reliable connection that allows senders and receivers to transact in any way they choose."

Full Year 2016 Financial Results

  Total revenue of $1,630.4 million compared to $1,539.1 million in 2015; resulting in reported growth of 6% and constant currency growth of 7%.
  Net income was $16.3 million. EBITDA was $222.0 million compared to $142.7 million in 2015. Net income and EBITDA included a deduction of $6.7 million of severance expense that was not added back to adjusted full year 2016 results.
  Adjusted EBITDA was $264.6 million, an 11% increase on a constant currency basis.
  Adjusted Free Cash Flow was $96.7 million, an increase of $96.3 million from the prior year.
  Ending cash and cash equivalent balance of $157.2 million at end of 2016 compared to $164.5 million at end of 2015.
  Principal payments on debt and a debt repurchase made in 2016 were $30.3 million which included additional principal payments of $20.0 million in the fourth quarter.

Forward-Looking Statements
This communication contains forward-looking statements which are protected as forward-looking statements under the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect MoneyGram's current beliefs, expectations or intentions regarding future events. Words such as "may," "will," "could," "should," "expect," "plan," "project," "intend," "anticipate," "believe," "estimate," "predict," "potential," "pursuant," "target," "continue," and similar expressions are intended to identify such forward-looking statements. The statements in this communication that are not historical statements are forward-looking statements within the meaning of the federal securities laws, including, among other things, statements regarding the expected timetable for completing the proposed transaction. These statements are subject to numerous risks and uncertainties, many of which are beyond MoneyGram's control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: the failure to obtain the required votes of MoneyGram's stockholders; the timing to consummate the proposed transaction; the satisfaction of the conditions to closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction otherwise does not occur; the risk that a regulatory approval (including CFIUS approval) that may be required to consummate the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the diversion of management time on transaction-related issues; expectations regarding regulatory approval of the transaction; results of litigation, settlements and investigations; actions by third parties, including governmental agencies; global economic conditions; adverse industry conditions; adverse credit and equity market conditions; the loss of, or reduction in business with, key customers; legal proceedings; the ability to effectively identify and enter new markets; governmental regulation; the ability to retain management and other personnel; and other economic, business, or competitive factors.

Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in MoneyGram's SEC filings. MoneyGram's filings may be obtained by contacting MoneyGram or the SEC or through MoneyGram's web site at corporate.moneygram.com or through the SEC's Electronic Data Gathering and Analysis Retrieval System (EDGAR) at http://www.sec.gov. MoneyGram undertakes no obligation to publicly update or revise any forward-looking statement.

Non-GAAP Measures
In addition to results presented in accordance with GAAP, this news release and related tables include certain non-GAAP financial measures, including a presentation of EBITDA (earnings before interest, taxes, depreciation and amortization, including agent signing bonus amortization), Adjusted EBITDA (EBITDA adjusted for certain significant items), Adjusted EBITDA margin, Adjusted Free Cash Flow (Adjusted EBITDA less cash interest, cash taxes, cash payments related to an IRS tax matter, and cash payments for capital expenditures and agent signing bonuses), constant currency measures (which assume that amounts denominated in foreign currencies are translated to the U.S. dollar at rates consistent with those in the prior year), adjusted diluted earnings per share and adjusted net income. In addition, we present adjusted operating income and adjusted operating margin for our two reporting segments. The following tables include a full reconciliation of non-GAAP financial measures to the related GAAP financial measures.

We believe that these non-GAAP financial measures provide useful information to investors because they are an indicator of the strength and performance of ongoing business operations. These calculations are commonly used as a basis for investors, analysts and other interested parties to evaluate and compare the operating performance and value of companies within our industry. Finally, EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Free Cash Flow, constant currency, adjusted diluted earnings per share and adjusted net income figures are financial and performance measures used by management in reviewing results of operations, forecasting, allocating resources or establishing employee incentive programs. Although MoneyGram believes the above non-GAAP financial measures enhance investors' understanding of its business and performance, these non-GAAP financial measures should not be considered in isolation or as substitutes for the accompanying GAAP financial measures.

Description of Tables

Table One	–	Condensed Consolidated Statements of Operations
Table Two	–	Segment Results
Table Three	–	Segment Reconciliations
Table Four	–	EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted Free Cash Flow
Table Five	–	Adjusted Net Income and Adjusted Diluted EPS
Table Six	–	Condensed Consolidated Balance Sheets
Table Seven	–	Condensed Consolidated Statements of Cash Flows
Table Eight	–	Correction of Prior Period Results

About MoneyGram International
MoneyGram is a global provider of innovative money transfer services and is recognized worldwide as a financial connection to friends and family. Whether online, or through a mobile device, at a kiosk or in a local store, we connect consumers any way that is convenient for them. We also provide bill payment services, issue money orders and process official checks in select markets. More information about MoneyGram International, Inc. is available at moneygram.com.

TABLE ONE
MONEYGRAM INTERNATIONAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

(Amounts in millions, except percentages and per share data)	Three Months Ended December 31,		2016 vs	Twelve Months Ended December 31,		2016 vs
	2016	2015 (1)	2015	2016	2015 (1)	2015

REVENUE
Fee and other revenue	$410.9	$401.0	$9.9	$1,612.4	$1,527.0	$85.4
Investment revenue	5.3	3.6	1.7	18.0	12.1	5.9
Total revenue	416.2	404.6	11.6	1,630.4	1,539.1	91.3

Total revenue growth, as reported	3%	8%		6%	(1)%
Total revenue growth, constant currency	4%	12%		7%	4%

OPERATING EXPENSES
Commissions expense	199.5	198.3	1.2	795.6	760.6	35.0
Compensation and benefits	76.6	73.5	3.1	295.1	309.1	(14.0)
Transaction and operations support	82.4	85.9	(3.5)	309.5	324.8	(15.3)
Occupancy, equipment and supplies	15.1	16.0	(0.9)	61.9	62.3	(0.4)
Depreciation and amortization	19.7	17.3	2.4	79.9	66.1	13.8
Total operating expenses	393.3	391.0	2.3	1,542.0	1,522.9	19.1
OPERATING INCOME	22.9	13.6	9.3	88.4	16.2	72.2
Other expense
Interest expense	11.2	11.6	(0.4)	45.0	45.3	(0.3)
Debt extinguishment costs	0.3	—	0.3	0.3	—	0.3
Total other expense	11.5	11.6	(0.1)	45.3	45.3	—
Income (loss) before income taxes	11.4	2.0	9.4	43.1	(29.1)	72.2
Income tax expense (benefit)	4.2	(0.6)	4.8	26.8	47.8	(21.0)
NET INCOME (LOSS)	$7.2	$2.6	$4.6	$16.3	$(76.9)	$93.2

INCOME (LOSS) PER COMMON SHARE
Basic	$0.12	$0.04	$0.08	$0.26	$(1.24)	$1.50
Diluted	$0.11	$0.04	$0.07	$0.25	$(1.24)	$1.49

Weighted-average outstanding common shares and equivalents used in computing income (loss) per share
Basic (2)	61.9	62.1	(0.2)	62.3	62.1	0.2
Diluted (2)	66.4	64.1	2.3	65.9	62.1	3.8

(1) 2015 financial information includes the corrections outlined in Table 8.

(2) Includes common stock equivalents of 8.9 million for the three and twelve months ended December 31, 2016 and 2015, respectively. The following weighted-average potential common shares are excluded from diluted earnings (loss) per common share as their effect is anti-dilutive. All potential common shares are anti-dilutive in periods of net loss available to common stockholders.

Shares related to stock options	2.5	3.1		2.7	3.4
Shares related to restricted stock units	—	2.2		—	3.8

TABLE TWO
MONEYGRAM INTERNATIONAL, INC.
SEGMENT RESULTS
(Unaudited)

Global Funds Transfer
(Amounts in millions, except percentages)	Three Months Ended December 31,		2016 vs	Twelve Months Ended December 31,		2016 vs
	2016	2015 (1)	2015	2016	2015 (1)	2015

Money transfer revenue	$369.9	$360.6	$9.3	$1,456.2	$1,367.1	$89.1
Bill payment revenue	25.6	24.7	0.9	97.5	98.7	(1.2)
Total revenue	$395.5	$385.3	$10.2	$1,553.7	$1,465.8	$87.9

Total commissions expense	$198.3	$198.0	$0.3	$791.9	$759.5	$32.4

Operating income	$25.8	$12.2	$13.6	$95.8	$31.7	$64.1

Operating margin	6.5%	3.2%		6.2%	2.2%

Money transfer revenue growth, as reported	3%	9%		7%	0%
Money transfer revenue growth, constant currency	4%	13%		8%	5%

Financial Paper Products
	Three Months Ended December 31,		2016 vs	Twelve Months Ended December 31,		2016 vs
(Amounts in millions)	2016	2015	2015	2016	2015	2015

Money order revenue	$12.6	$12.6	$—	$50.8	$51.0	$(0.2)
Official check revenue	7.0	6.7	0.3	24.8	22.3	2.5
Total revenue	$19.6	$19.3	$0.3	$75.6	$73.3	$2.3

Total commissions expense	$1.2	$0.3	$0.9	$3.7	$1.1	$2.6

Operating income	$4.9	$5.1	$(0.2)	$18.5	$17.9	$0.6

Operating margin	25.0%	26.4%		24.5%	24.4%

(1) 2015 financial information includes the corrections outlined in Table 8.

TABLE THREE
MONEYGRAM INTERNATIONAL, INC.
SEGMENT RECONCILIATIONS
(Unaudited)

Global Funds Transfer
(Amounts in millions, except percentages)	Three Months Ended December 31,		2016 vs	Twelve Months Ended December 31,		2016 vs
	2016	2015 (1)	2015	2016	2015 (1)	2015

Revenue (as reported)	$395.5	$385.3	$10.2	$1,553.7	$1,465.8	$87.9

Adjusted operating income	$33.8	$27.9	$5.9	$131.3	$102.7	$28.6

Compliance enhancement program	(1.9)	(4.5)	2.6	(8.9)	(24.4)	15.5
Direct monitor costs	(1.8)	(4.0)	2.2	(9.1)	(11.5)	2.4
Stock-based compensation expense	(3.8)	(4.8)	1.0	(16.1)	(17.7)	1.6
Severance and related costs	(0.5)	—	(0.5)	(1.4)	—	(1.4)
Reorganization and restructuring costs (1)	—	(2.4)	2.4	—	(17.4)	17.4
Total adjustments	(8.0)	(15.7)	7.7	(35.5)	(71.0)	35.5

Operating income (as reported)	$25.8	$12.2	$13.6	$95.8	$31.7	$64.1

Adjusted operating margin	8.5%	7.2%		8.5%	7.0%
Total adjustments	(2.0)%	(4.1)%		(2.3)%	(4.8)%
Operating margin (as reported)	6.5%	3.2%		6.2%	2.2%

Financial Paper Products
(Amounts in millions, except percentages)	Three Months Ended December 31,		2016 vs	Twelve Months Ended December 31,		2016 vs
	2016	2015	2015	2016	2015	2015

Revenue (as reported)	$19.6	$19.3	$0.3	$75.6	$73.3	$2.3

Adjusted operating income	$5.6	$6.4	$(0.8)	$21.3	$23.7	$(2.4)

Compliance enhancement program	(0.3)	(0.5)	0.2	(1.1)	(1.9)	0.8
Stock-based compensation expense	(0.4)	(0.5)	0.1	(1.7)	(1.9)	0.2
Reorganization and restructuring costs (2)	—	(0.3)	0.3	—	(2.0)	2.0
Total adjustments	(0.7)	(1.3)	0.6	(2.8)	(5.8)	3.0

Operating income (as reported)	$4.9	$5.1	$(0.2)	$18.5	$17.9	$0.6

Adjusted operating margin	28.6%	33.2%		28.2%	32.3%
Total adjustments	(3.6)%	(6.7)%		(3.7)%	(7.9)%
Operating margin (as reported)	25.0%	26.4%		24.5%	24.4%

(1) 2015 financial information includes the corrections outlined in Table 8.
(2) Reorganization and restructuring costs are no longer being adjusted effective January 1, 2016.

TABLE FOUR
MONEYGRAM INTERNATIONAL, INC.
EBITDA, ADJUSTED EBITDA, ADJUSTED EBITDA MARGIN AND ADJUSTED FREE CASH FLOW
(Unaudited)

(Amounts in millions, except percentages)	Three Months Ended December 31,		2016 vs	Twelve Months Ended December 31,		2016 vs
	2016	2015 (1)	2015	2016	2015 (1)	2015

Income (loss) before income taxes	$11.4	$2.0	$9.4	$43.1	$(29.1)	$72.2
Interest expense	11.2	11.6	(0.4)	45.0	45.3	(0.3)
Depreciation and amortization	19.7	17.3	2.4	79.9	66.1	13.8
Amortization of agent signing bonuses	13.0	15.1	(2.1)	54.0	60.4	(6.4)
EBITDA	55.3	46.0	9.3	222.0	142.7	79.3

Significant items impacting EBITDA:
Stock-based, contingent and incentive compensation	4.1	7.3	(3.2)	19.0	26.9	(7.9)
Compliance enhancement program	2.3	5.0	(2.7)	10.3	26.5	(16.2)
Direct monitor costs	1.8	4.0	(2.2)	9.1	11.5	(2.4)
Legal and contingent matters	0.9	0.3	0.6	2.3	1.7	0.6
Executive severance and related costs	0.5	—	0.5	1.9	—	1.9
Reorganization and restructuring costs (2)	—	2.6	(2.6)	—	20.0	(20.0)
Pension settlement charge	—	—	—	—	13.8	(13.8)
Adjusted EBITDA	$64.9	$65.2	$(0.3)	$264.6	$243.1	$21.5

Adjusted EBITDA margin (3)	15.6%	16.1%	(0.5)%	16.2%	15.8%	0.4%

Adjusted EBITDA growth, as reported	0%			9%
Adjusted EBITDA growth, constant currency adjusted	4%			11%

Adjusted EBITDA	$64.9	$65.2	$(0.3)	$264.6	$243.1	$21.5
Cash payments for interest	(10.2)	(10.5)	0.3	(41.6)	(42.1)	0.5
Cash taxes, net	(2.4)	2.8	(5.2)	(9.5)	(64.4)	54.9
Payments related to IRS tax matter	—	—	—	—	61.0	(61.0)
Cash payments for capital expenditures	(22.4)	(21.1)	(1.3)	(82.8)	(109.9)	27.1
Cash payments for agent signing bonuses	(16.8)	(16.0)	(0.8)	(34.0)	(87.3)	53.3
Adjusted Free Cash Flow	$13.1	$20.4	$(7.3)	$96.7	$0.4	$96.3

(1) 2015 financial information includes the corrections outlined in Table 8.
(2) Reorganization and restructuring costs are no longer being adjusted effective January 1, 2016.
(3) Adjusted EBITDA margin is calculated as Adjusted EBITDA divided by total revenue.

TABLE FIVE
MONEYGRAM INTERNATIONAL, INC.
ADJUSTED NET INCOME and ADJUSTED DILUTED EPS
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
(Amounts in millions, except per share data)	2016	2015	2016	2015

Net income (loss)	$7.2	$2.6	$16.3	$(76.9)

Total adjustments (1)	9.6	19.2	42.6	100.4

Tax impacts of adjustments (2)	(3.6)	(7.0)	(15.5)	(36.6)
Tax adjustments (3)	—	—	7.7	63.7
Adjusted net income	$13.2	$14.8	$51.1	$50.6

Diluted earnings (loss) per common share	$0.11	$0.04	$0.25	$(1.24)

Diluted adjustments per common share	0.09	0.19	0.53	2.05

Diluted adjusted earnings per common share	$0.20	$0.23	$0.78	$0.81

Diluted weighted-average outstanding common shares and equivalents	66.4	64.1	65.9	62.1

(1) See summary of adjustments in Table Four - EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted Free Cash Flow.
(2) Tax rates used to calculate the tax expense impact are based on the nature of each adjustment.
(3) Represents adjustments to income tax expense for an IRS tax litigation matter and a change to an uncertain tax position.

TABLE SIX
MONEYGRAM INTERNATIONAL, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

(Amounts in millions, except share data)	December 31, 2016	December 31, 2015
ASSETS
Cash and cash equivalents	$157.2	$164.5
Settlement assets	3,634.3	3,505.6
Property and equipment, net	201.0	199.7
Goodwill	442.2	442.2
Other assets	162.7	193.2
Total assets	$4,597.4	$4,505.2

LIABILITIES
Payment service obligations	$3,634.3	$3,505.6
Debt, net	915.2	942.6
Pension and other postretirement benefits	87.6	96.3
Accounts payable and other liabilities	168.7	183.5
Total liabilities	4,805.8	4,728.0

STOCKHOLDERS' DEFICIT
Participating convertible preferred stock - series D, $0.01 par value, 200,000 shares authorized, 71,282 issued at December 31, 2016 and December 31, 2015	183.9	183.9
Common stock, $0.01 par value, 162,500,000 shares authorized, 58,823,567 shares issued at December 31, 2016 and December 31, 2015	0.6	0.6
Additional paid-in capital	1,020.3	1,002.4
Retained loss	(1,247.6)	(1,226.8)
Accumulated other comprehensive loss	(53.9)	(48.7)
Treasury stock: 6,058,856 and 5,612,188 shares at December 31, 2016 and December 31, 2015, respectively	(111.7)	(134.2)
Total stockholders' deficit	(208.4)	(222.8)
Total liabilities and stockholders' deficit	$4,597.4	$4,505.2

TABLE SEVEN
MONEYGRAM INTERNATIONAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Twelve Months Ended December 31,
(Amounts in millions)	2016	2015

CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$16.3	$(76.9)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:	101.9	110.5
Net cash provided by operating activities	118.2	33.6

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(82.8)	(109.9)
Proceeds from disposal of assets	—	0.4
Net cash used in investing activities	(82.8)	(109.5)

CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments on debt and debt repurchase	(30.3)	(9.8)
Stock repurchases	(11.7)	(0.4)
Payment for contingent consideration	(0.7)	—
Net cash used in financing activities	(42.7)	(10.2)
NET CHANGE IN CASH AND CASH EQUIVALENTS	(7.3)	(86.1)

CASH AND CASH EQUIVALENTS—Beginning of period	164.5	250.6
CASH AND CASH EQUIVALENTS—End of period	$157.2	$164.5

TABLE EIGHT
MONEYGRAM INTERNATIONAL, INC.
CORRECTION OF PRIOR PERIOD RESULTS
(Unaudited)

(Amounts in millions, except percentages)	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2015	2015	2015
	Previously Reported	Corrected (1)	Previously Reported	Corrected (1)

Consolidated Results
Fee and other revenue	$373.1	$401.0	$1,422.6	$1,527.0
Total revenue	$376.7	$404.6	$1,434.7	$1,539.1
Total revenue growth, as reported	8%	8%	(1)%	(1)%
Total revenue growth, constant currency	11%	12%	3%	4%

Commissions expense	$170.4	$198.3	$656.2	$760.6
Total operating expenses	$363.1	$391.0	$1,418.5	$1,522.9

Adjusted EBITDA margin (2)	17.3%	16.1%	16.9%	15.8%

Global Funds Transfer Results
Money transfer revenue	$332.7	$360.6	$1,262.7	$1,367.1
Total revenue	$357.4	$385.3	$1,361.4	$1,465.8
Money transfer revenue growth, as reported	9%	9%	(1)%	0%
Money transfer revenue growth, constant currency	13%	13%	4%	5%

Total commissions expense	$170.1	$198.0	$655.1	$759.5

Adjusted operating margin	7.8%	7.2%	7.5%	7.0%
Total adjustments margin	(4.4)%	(4.1)%	(5.2)%	(4.8)%
Operating margin (as reported)	3.4%	3.2%	2.3%	2.2%

(1) Results presented in the column under the heading "Corrected" are corrected from previously reported results.  In certain consumer money transfer transactions involving different send and receive currencies, the Company generates revenue based on the difference between the exchange rate set by MoneyGram to the consumer and the rate at which MoneyGram or its agents are able to acquire currency (foreign exchange revenue). This foreign exchange revenue has historically been presented net of any commissions paid to our agents. In the fourth quarter of 2016, the Company corrected the presentation of foreign exchange revenue from a net presentation to a gross presentation in our condensed consolidated statement of operations. The 2015 periods have been restated to reflect the foreign exchange revenue and associated commission expense on a gross basis, which resulted in an increase in previously reported fee revenue and commissions expense. The Company concluded that the error was not material to any of the previously reported periods. The effect of this correction has no impact on operating income, net income (loss) or basic and diluted income (loss) per common share reported in our consolidated financial statements. Additionally, our non-GAAP measures of EBITDA, Adjusted EBITDA, Adjusted Free Cash Flow, adjusted diluted earnings per share and adjusted net income are not impacted as a result of this change. All impacts to the previously reported results are disclosed herein.

(2) Adjusted EBITDA margin is calculated as Adjusted EBITDA divided by total revenue.

CONTACT:
MoneyGram International, Inc.
Suzanne Rosenberg
214-979-1400
ir@moneygram.com

Media Relations:
Michelle Buckalew
214-979-1418
media@moneygram.com